ADAMS
DIVERSIFIED EQUITY
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2019
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Letter to Shareholders

Dear Fellow Shareholders,
The swings in the stock market during the third quarter were like riding a roller coaster. Markets reached new highs in July based on optimism about the Federal Reserve’s decision to cut interest rates for the first time in a decade, only to fall on looming recession concerns in August. As market leadership abruptly shifted from growth to value stocks, markets climbed back to near-record levels in September. The S&P 500 ended the quarter up 1.7%, bringing its year-to-date return to 20.6%, its best performance since 1997. Our Fund increased 1.4% for the quarter and its 21.6% return for the first nine months of the year exceeded the S&P 500 by 1.0%.
“Investments in Health Care, Materials, and Technology were the strongest sectors relative to the S&P 500 for the third quarter.”

Despite protests in Hong Kong, fears of the ongoing China trade war, continued uncertainty regarding Brexit, attacks on Saudi Arabia’s oil facilities, and finally the possibility of impeaching the President of the United States, the market has proven to be resilient. Additionally, key economic data is beginning to make the case that the economy is showing signs of slowing. Consumer confidence declined to a seven-month low in August. A key measure of manufacturing activity declined for two consecutive quarters, falling to its lowest level in 10 years. And corporate profits are expected to fall for the third straight quarter this year. Against this backdrop, the stock market has so far been undeterred, ultimately ending the third quarter higher.
In our Fund, investments in Health Care, Materials, and Technology were the strongest sectors relative to the S&P 500 for the third quarter. Consumer Discretionary and Industrials detracted from performance.
It is not often that a sector with a negative return is the biggest contributor to relative performance, but that was the case this quarter. Our Health Care stocks only declined 0.7%, less than the 2.3% decline for the sector. We benefited from investments in Medical Equipment stocks, including Edwards Lifesciences and Medtronic. Edwards develops products and technologies to treat heart disease and recently received approval to provide its minimally-invasive heart valve equipment to low-risk patients. This effectively doubles the size of its addressable market and drove the stock up 19.0%. After resetting expectations early in 2019, Medtronic has been executing on its plans and has developed a solid pipeline that should enable it to reaccelerate growth in 2020. The company, which develops and sells medical devices, also stands to benefit from the larger market potential for heart valve equipment. Medtronic gained 12.7% for the period.

Letter to Shareholders (continued)

While the Materials sector makes up only 2.2% of our Fund, it had an outsized impact on performance for the quarter. Due to very good stock selection, our investments in Materials increased 5.9%, compared to a 0.1% decline in its benchmark. We benefited from owning Sherwin-Williams, the coatings company, which rose 20.2%. The company has generated stronger-than-expected results due to higher volumes and better pricing, which led to margin expansion. With a robust order backlog, low prices for raw materials, and continued cost synergies, we believe Sherwin-Williams is well positioned to continue generating strong returns. We recently added Celanese, a specialty chemical company that serves a diverse set of end-use markets, including paints and coatings, textiles, and automotive applications. We like that the company operates in less commoditized end-markets than many chemical companies. Management is also committed to increasing shareholder value through M&A or other strategic actions.
After a strong run for the Consumer Discretionary sector, our returns for the quarter were disappointing, declining 4.1% and underperforming the sector. Our investment in Ulta Beauty weighed on our returns. Ulta, a leading beauty specialty retailer, missed quarterly earnings expectations and provided a disappointing outlook. It is experiencing a meaningful slowdown in its cosmetics business, which accounts for approximately half of sales. While we still believe in Ulta’s unique store format and long-term store expansion opportunity, we sold our position due to near-term uncertainties. We used the proceeds to add Marriott International, the world's largest hotel company, to the Fund. Marriott has strong global brands, such as Marriott, Ritz-Carlton, and Westin, with significant room to scale, a robust pipeline of new hotels, and a strong customer loyalty program. It also generates significant free cash flow which it returns to shareholders through dividends and share repurchases.
For the nine months ended September 30, 2019, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 21.6%. This compares to a 20.6% total return for the S&P 500 and a 19.5% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 26.8%.
For the twelve months ended September 30, 2019, the Fund’s total return on NAV was 6.4%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were 4.3% and 3.7%, respectively. The Fund’s total return on market price was 9.1%.
During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $15.9 million, or $.15 per share, consisting of $.02 net investment income and $.02 long-term capital gain, realized in 2018, and $.11 of net investment income realized in 2019, all taxable in 2019. These constitute

Letter to Shareholders (continued)

the first three payments toward our annual 6.0% minimum distribution rate commitment. Additionally, the Fund repurchased 793,488 shares of its Common Stock during the past nine months. The shares were repurchased at an average price of $15.01 and a weighted average discount to NAV of 13.1%, resulting in a $.02 increase to NAV per share.
We thank you for investing with us and do not take your trust for granted. Although we face higher levels of uncertainty in today's market, we remain committed to maintaining our disciplined investment approach, which focuses on generating consistent returns for our shareholders over the long term.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
October 17, 2019

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2019	2018
At September 30:
Net asset value per share	$17.92	$19.34
Market price per share	$15.84	$16.67
Shares outstanding	105,412,589	100,868,448
Total net assets	$1,888,506,024	$1,950,866,811
Unrealized appreciation on investments	$652,972,664	$685,210,378

For the nine months ended September 30:
Net investment income	$14,685,904	$14,939,543
Net realized gain (loss)	$56,731,649	$147,095,972
Cost of shares repurchased	$11,910,306	$13,351,346
Shares repurchased	793,488	855,556
Total return (based on market price)	26.8%	12.0%
Total return (based on net asset value)	21.6%	11.3%

Key ratios:
Expenses to average net assets*	0.66%	0.56%
Net investment income to average net assets*	1.10%	1.09%
Portfolio turnover*	55.5%	62.7%
Net cash & short-term investments to net assets	0.6%	1.0%
*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2019
(unaudited)
	Market Value	Percent of Net Assets
Microsoft Corporation	$104,939,844	5.6%
Amazon.com, Inc.	71,693,083	3.8
Apple Inc.	65,466,431	3.5
Visa Inc. Class A	51,843,814	2.7
Alphabet Inc. Class A & Class C	47,108,379	2.5
Bank of America Corp.	43,241,608	2.3
JPMorgan Chase & Co.	39,838,065	2.1
Johnson & Johnson	39,435,024	2.1
Mastercard Incorporated Class A	37,775,387	2.0
Adams Natural Resources Fund, Inc.*	34,616,632	1.8
	$535,958,267	28.4%
*
Non-controlled affiliated closed-end fund

Schedule of Investments

September 30, 2019
(unaudited)
	Shares	Value (a)
Common Stocks — 99.4%
Communication Services — 8.1%
Alphabet Inc. Class A (b)	27,400	$33,459,236
Alphabet Inc. Class C (b)	11,197	13,649,143
AT&T Inc.	853,282	32,288,191
Comcast Corporation Class A	668,200	30,122,456
Facebook, Inc. Class A (b)	91,100	16,223,088
Netflix, Inc. (b)	15,000	4,014,300
Verizon Communications Inc.	86,800	5,239,248
Walt Disney Company	140,100	18,257,832
		153,253,494
Consumer Discretionary — 9.8%
Amazon.com, Inc. (b)	41,300	71,693,083
Chipotle Mexican Grill, Inc. (b)	21,600	18,154,152
Consumer Discretionary Select Sector SPDR Fund	85,600	10,331,920
Dollar General Corporation	103,337	16,424,383
Lowe's Companies, Inc.	152,800	16,801,888
Marriott International, Inc. Class A	121,100	15,061,207
NIKE, Inc. Class B	238,000	22,352,960
Tractor Supply Company	159,000	14,379,960
		185,199,553
Consumer Staples — 7.6%
Coca-Cola Company	533,200	29,027,408
Costco Wholesale Corporation	63,600	18,323,796
Mondelez International, Inc. Class A	313,900	17,364,948
PepsiCo, Inc.	118,700	16,273,770
Philip Morris International Inc.	197,000	14,958,210
Procter & Gamble Company	115,350	14,347,233
Unilever plc Sponsored ADR	193,400	11,623,340
Walmart Inc.	188,400	22,359,312
		144,278,017
Energy — 5.0%
Adams Natural Resources Fund, Inc. (c)	2,186,774	34,616,632
BP plc Sponsored ADR	80,800	3,069,592
Cheniere Energy, Inc. (b)	134,300	8,468,958
Chevron Corporation	74,800	8,871,280
Diamondback Energy, Inc.	74,200	6,671,322
EOG Resources, Inc.	87,200	6,471,984
Exxon Mobil Corporation	188,700	13,324,107
Total S.A. Sponsored ADR	60,800	3,161,600
Valero Energy Corporation	111,900	9,538,355
		94,193,830

Schedule of Investments (continued)

September 30, 2019
(unaudited)
	Shares	Value (a)
Financials — 13.5%
American Express Company	238,500	$28,209,780
Bank of America Corp.	1,482,400	43,241,608
Berkshire Hathaway Inc. Class B (b)	60,900	12,668,418
Fifth Third Bancorp	606,100	16,595,018
Intercontinental Exchange, Inc.	226,700	20,917,609
JPMorgan Chase & Co.	338,500	39,838,065
MetLife, Inc.	522,600	24,645,816
T. Rowe Price Group	167,400	19,125,450
Travelers Companies, Inc.	134,400	19,983,936
U.S. Bancorp	483,000	26,729,220
Wells Fargo & Company	55,300	2,789,332
		254,744,252
Health Care — 13.4%
Abbott Laboratories	365,000	30,539,550
Agilent Technologies, Inc.	242,400	18,575,112
Edwards Lifesciences Corporation (b)	122,900	27,026,939
Health Care Select Sector SPDR Fund	72,400	6,525,412
Johnson & Johnson	304,800	39,435,024
Medtronic plc	222,700	24,189,674
Merck & Co., Inc.	408,700	34,404,366
Pfizer Inc.	211,940	7,615,004
Thermo Fisher Scientific Inc.	93,800	27,321,126
UnitedHealth Group Incorporated	90,700	19,710,924
Zoetis Inc. Class A	139,600	17,392,764
		252,735,895
Industrials — 9.3%
Boeing Company	38,600	14,686,142
Cintas Corporation	31,000	8,311,100
Delta Air Lines, Inc.	216,200	12,453,120
General Electric Company	153,622	1,373,381
Honeywell International Inc.	203,000	34,347,600
Industrial Select Sector SPDR Fund	311,400	24,173,982
Kansas City Southern	109,400	14,551,294
Masco Corporation	338,700	14,117,016
Republic Services, Inc.	223,200	19,317,960
Union Pacific Corporation	148,300	24,021,634
United Rentals, Inc.	68,200	8,500,448
		175,853,677

Schedule of Investments (continued)

September 30, 2019
(unaudited)
	Shares	Value (a)
Information Technology — 23.9%
Accenture plc Class A	131,300	$25,255,555
Adobe Inc. (b)	110,100	30,415,125
Apple Inc.	292,300	65,466,431
Broadcom Inc.	64,800	17,889,336
Cisco Systems, Inc.	428,500	21,172,185
Fidelity National Information Services, Inc.	152,200	20,206,072
Lam Research Corporation	55,100	12,734,161
Mastercard Incorporated Class A	139,100	37,775,387
Microsoft Corporation	754,800	104,939,844
Oracle Corporation	122,200	6,724,666
Palo Alto Networks, Inc. (b)	71,400	14,553,462
salesforce.com, inc. (b)	139,800	20,751,912
Texas Instruments Incorporated	164,100	21,208,284
Visa Inc. Class A	301,400	51,843,814
		450,936,234
Materials — 2.3%
Air Products and Chemicals, Inc.	50,300	11,159,558
Ball Corporation	103,000	7,499,430
Celanese Corporation	67,100	8,205,659
DuPont de Nemours, Inc.	57,400	4,093,194
Sherwin-Williams Company	21,500	11,822,205
		42,780,046
Real Estate — 2.7%
American Tower Corporation	77,600	17,159,688
AvalonBay Communities, Inc.	70,300	15,137,699
Prologis, Inc.	219,600	18,714,312
		51,011,699
S&P 500 Index — 0.4%
SPDR S&P 500 ETF Trust	28,600	8,487,622

Utilities — 3.4%
Ameren Corporation	174,700	13,984,735
FirstEnergy Corp.	282,400	13,620,152
NextEra Energy, Inc.	90,300	21,038,997
WEC Energy Group Inc.	156,100	14,845,110
		63,488,994
Total Common Stocks
(Cost $1,225,569,916)		1,876,963,313

Schedule of Investments (continued)

September 30, 2019
(unaudited)
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)
(Cost $150,000)		$466,000
Short-Term Investments — 0.6%
Money Market Funds — 0.6%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 1.99% (e)	9,897,670	9,900,639
Northern Institutional Treasury Portfolio, 1.93% (e)	1,239,303	1,239,303
Total Short-Term Investments
(Cost $11,139,502)		11,139,942
Total — 100.0%
(Cost $1,236,859,418)		1,888,569,255
Other Assets Less Liabilities — 0.0%		(63,231)
Net Assets — 100.0%		$1,888,506,024

Schedule of Investments (continued)

September 30, 2019
(unaudited)
Total Return Swap Agreements — 0.1%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Intel Corporation (199,200 shares)	6/17/2020	$9,101,269	$1,127,771	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Technology Select Sector SPDR Fund (120,500 shares)	6/17/2020	(9,076,831)	—	(627,588)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Amphenol Corporation Class A (106,600 shares)	9/16/2020	9,126,570	1,155,363	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	iShares Russell 1000 ETF (57,700 shares)	9/16/2020	(9,116,623)	—	(399,324)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Intuit Inc. (35,700 shares)	10/29/2020	9,359,498	133,935	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Technology Select Sector SPDR Fund (119,100 shares)	10/29/2020	(9,463,424)	—	(127,330)

Gross unrealized gain (loss) on open total return swap agreements					$2,417,069	$(1,154,242)
Net unrealized gain on open total return swap agreements (f)					$1,262,827
(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley. At September 30, 2019, $800,000 in cash collateral was held by the Fund.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Enrique R. Arzac (2), (3)	Roger W. Gale (1), (2), (4)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (3), (4)	Lauriann C. Kloppenburg (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: contact@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com